                                                                Exhibit 99.B-5.1

[ING LOGO]

GROUP VARIABLE SINGLE PREMIUM             ING LIFE INSURANCE AND ANNUITY COMPANY
IMMEDIATE ANNUITY (SPIA)                  151 Farmington Avenue
APPLICATION                               Hartford, CT   06156-0005

/ / Internal      / / External            Telephone: 1-800-238-6273
                                          Fax: 1-800-435-5366

CONTRACT HOLDER INFORMATION

IF YOU HAVE A PO BOX, U.S. TAX LAWS ALSO REQUIRE A STREET ADDRESS TO BE
INDICATED.

Applicant/Employer Name                                Tax Identification No.


MANDATORY - Address (NO. & STREET)                     PO Box (OPTIONAL)


City/Town                                              State     Zip Code


Email Address


ACCOUNT INFORMATION

Name of Plan (IF ANY)


Type of Contract(s)
  / / All Available Plans
  / / 403(b) Rollover
  / / 457 Governmental
  / / 408(b) IRA Transfer/Rollover
  / / 457 Non-Governmental
  / / 401(a) Qualified Plan

Is this Contract subject to ERISA Title I?
  / / Yes  / / No
  If yes, Plan Anniversary Month ____ Day ____ Plan Beginning Date _____________

Contract Effective Date


Will this Contract change or replace any existing Life Insurance or Annuity Contract?
  / / Yes  / / No

If Yes, please provide Carrier Name                Account Number    Cancel Date


Special Requests:


INVESTMENT OPTIONS

I understand that Annuity payments and account values, if any, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

Contract Holder's Signature               City/Town, State Where Signed     Date


Witness                                   Contract Holder/Title


REGISTERED REPRESENTATIVE

Do you have any reason to believe any existing Life Insurance and/or Annuity Contracts will be modified or replaced if this Contract is issued?
                                                                 / / Yes  / / No

Broker/Dealer Firm (PRINT)   Representative's Name (PRINT)   Social Security No.


Agency/Agent Code                                            State License No.


Registered Representative's Signature         Date           Telephone No.
                                                             (           )

HOME OFFICE USE ONLY

CORRECTIONS AND AMENDMENTS (HOME OFFICE USE ONLY): Errors and omission may be corrected by the Company but no change in plan, classification, amount, age at issue, or extra benefits shall be made without the written consent of the Contract Holder.

                                                  Form No. 300 Group SPIA (9/03)